UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2011

EPOCRATES, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35062 (Commission File Number)	94-3326769 (IRS Employer Identification No.)

1100 Park Place, Suite 300
San Mateo, California 94403
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (650) 227-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On March 29, 2011, Epocrates, Inc., (“the Company”) issued a press release (the “Press Release”) announcing its results of operations for the three-month and twelve-month periods ended December 31, 2010.  A copy of the Press Release is attached hereto as Exhibit 99.1.

This Current Report on Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Earnings press release of Epocrates, Inc., dated March 29, 2011.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ ROSEMARY A. CRANE
Rosemary A. Crane
President and Chief
Executive Officer and Director
(Principal Executive Officer)

Date:	March 29, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings press release of Epocrates, Inc., dated March 29, 2011.